UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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LDR Real Estate Value-Opportunity Fund

(the “Fund”)

World Funds Trust

8730 Stony Point Parkway, Suite 205

Richmond, Virginia 23235

July 17, 2025

Dear Shareholder:

The Board of Trustees (the “Board”) of the LDR Real Estate Value-Opportunity Fund (the “Fund”), a series of World Funds Trust (the “Trust”), has scheduled a special meeting (the “Special Meeting”) of shareholders to be held on September 10, 2025, at 11:00 a.m. Eastern time, at the offices of the Fund’s administrator, Commonwealth Fund Services, Inc, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. The Special Meeting is being held to seek shareholder approval of three proposals (the “Proposals”) discussed below and in the accompanying Proxy Statement.

PROPOSAL 1:  To approve a new investment sub-advisory agreement between LDR Capital Management, LLC (the “Adviser”) and American Assets Capital Advisers, LLC (“Sub-Adviser”), for the Sub-Adviser to serve as sub-adviser to the Fund (the “Sub-Advisory Agreement”); and

PROPOSAL 2:    To approve the use of a “manager of managers” structure whereby the Adviser would be able to hire and replace and materially amend agreements with unaffiliated sub-advisers without shareholder approval.

PROPOSAL 3:    To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies and their substitutes.

Proposal 1 relates to the proposed transaction whereby the Altegris/AACA Opportunistic Real Estate Fund (the “Target Fund”), a series of Northern Lights Fund Trust, will be reorganized into the Fund (the “Reorganization”). Pursuant to the terms of an agreement and plan of reorganization, the Fund will purchase all of the assets and liabilities of the Target Fund in exchange for shares of the Fund. Proposal 1 is contingent upon shareholders of the Target Fund approving the Reorganization. If the Reorganization is not approved, then the Fund will no longer seek shareholder approval of Proposal 1. Approval of Proposal 2 would authorize the Board and the Adviser to rely on an exemptive order issued by the Securities and Exchange Commission (or any similar future law, regulation, or exemptive order, if permitted), which permits the Adviser, under certain circumstances and with approval of the Board, to enter into, terminate, and/or materially amend agreements with unaffiliated subadvisors on behalf of the Fund without obtaining shareholder approval. Proposal 2 is not contingent on approval of the Reorganization by the shareholders of the Target Fund.

If you are a shareholder of record as of the close of business on June 24, 2025 (the “Record Date”), you are entitled to vote at the Special Meeting and at any adjournment thereof. While you are welcome to join us at the Special Meeting, most shareholders will cast their votes by filling out, signing and returning the enclosed proxy card, voting by telephone, or voting using the internet.

The attached Proxy Statement provides additional information about the Proposals and the voting process for shareholders. The Board asks that you read it carefully and vote FOR both Proposals. Please return your proxy card in the postage-paid envelope as soon as possible. You also may vote over the Internet or by telephone. Please follow the instructions on the enclosed proxy card to use these methods of voting.

We appreciate your consideration of these important proposals. Thank you for investing in the Fund and for your continued support.

Sincerely,

David A. Bogaert

President

WORLD FUNDS TRUST

LDR Real Estate Value-Opportunity Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on September 10, 2025

NOTICE IS HEREBY GIVEN that a Special Meeting of shareholders of LDR Real Estate Value-Opportunity Fund (the “Fund”), a series of World Funds Trust (the “Trust”), will be held at the offices of the Fund’s administrator, Commonwealth Fund Services, Inc, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, on September 10, 2025, at 11:00 a.m., Eastern time, to consider and vote on the following matters:

1.

To approve a new investment sub-advisory agreement between LDR Capital Management, LLC (the “Adviser”) and American Assets Capital Advisers, LLC (“Sub-Adviser”) for the Sub-Adviser to serve as sub-adviser of the Fund (the “Sub-Advisory Agreement”).

2.

To approve the use of a “manager of managers” structure whereby the Adviser, with the approval of the Board of Trustees (the “Board”) of the Trust, would be able to hire and replace and materially amend agreements with unaffiliated sub-advisers without shareholder approval.

3.	To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies and their substitutes.

Proposal 1 relates to the proposed transaction whereby the Altegris/AACA Opportunistic Real Estate Fund (the “Target Fund”), a series of Northern Lights Fund Trust, will be reorganized into the Fund (the “Reorganization”). Pursuant to the terms of an agreement and plan of reorganization, the Fund will purchase all of the assets and liabilities of the Target Fund in exchange for shares of the Fund. Proposal 1 is contingent upon shareholders of the Target Fund approving the Reorganization. If the Reorganization is not approved, then the Fund will no longer seek shareholder approval of Proposal 1. Approval of Proposal 2 would authorize the Board and the Adviser to rely on an exemptive order issued by the Securities and Exchange Commission (or any similar future law, regulation, or exemptive order, if permitted), which permits the Adviser, under certain circumstances and with approval of the Board, to enter into, terminate, and/or materially amend agreements with unaffiliated subadvisors on behalf of the Fund without obtaining shareholder approval. Proposal 2 is not contingent on approval of the Reorganization by the shareholders of the Target Fund.

The Board of Trustees recommends you vote FOR each Proposal identified in this Proxy Statement. Shareholders of record at the close of business on June 24, 2025 are entitled to notice of and to vote at this meeting or any adjournment thereof. A copy of the Proxy Statement is available to you at https://ldrcapitalmgmt.com/mutual-funds-2/. Information on how to vote can be obtained by calling (XXX) XXX-XXXX.  Representatives are available Monday through Friday from 9:00 a.m. to 10:00 p.m. Eastern time.

By order of the Board of Trustees,

David A. Bogaert

President

Please execute the enclosed proxy card and return it promptly in the enclosed envelope, thus avoiding unnecessary expenses and delay. No postage is required if mailed in the United States. The proxy is revocable and will not affect your right to vote in person if you attend the meeting. You may also vote your shares via the Internet or by Phone. Please see your proxy card for information on how to vote your shares via the Internet or telephone.

WORLD FUNDS TRUST

SPECIAL MEETING OF SHAREHOLDERS OF

LDR Real Estate Value-Opportunity Fund

To Be Held on September 10, 2025

PROXY STATEMENT

This proxy statement is furnished in connection with the solicitation by the Board of Trustees (the “Board”) of World Funds Trust (“the Trust”), a Delaware statutory trust, of proxies for use at the special meeting of shareholders of LDR Real Estate Value-Opportunity Fund (the “Fund”) to be held at the offices of Commonwealth Fund Services, Inc, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, on September 10, 2025 at 11:00 a.m., Eastern Time, and at any and all adjournments thereof (the “Meeting”). The Notice of the Meeting, Proxy Statement and accompanying form of proxy will first be mailed to shareholders on or about July 17, 2025. Only shareholders of record at the close of business on June 24, 2025 (the “Record Date”) will be entitled to vote at the Meeting. The principal offices of the Trust are located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

The purpose of the special meeting is to consider the following proposals:

1.

To approve a new investment sub-advisory agreement among LDR Capital Management, LLC (the “Adviser”) and American Assets Capital Advisers, LLC (“Sub-Adviser”), for the Sub-Adviser to serve as sub-adviser to the Fund (the “Sub-Advisory Agreement”).

2.

To approve the use of a “manager of managers” structure whereby the LDR Capital Management, LLC (the “Adviser”) would be able to hire and replace and materially amend agreements with unaffiliated sub-advisers without shareholder approval.

3.	To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies and their substitutes.

Proposal 1 relates to the proposed transaction whereby the Altegris/AACA Opportunistic Real Estate Fund (the “Target Fund”), a series of Northern Lights Fund Trust, will be reorganized into the Fund (the “Reorganization”). Pursuant to the terms of an agreement and plan of reorganization, the Fund will purchase all of the assets and liabilities of the Target Fund in exchange for shares of the Fund. Proposal 1 is contingent upon shareholders of the Target Fund approving the Reorganization. If the Reorganization is not approved, then the Fund will no longer seek shareholder approval of Proposal 1. Approval of Proposal 2 would authorize the Board and the Adviser to rely on an exemptive order issued by the Securities and Exchange Commission (or any similar future law, regulation, or exemptive order, if permitted), which permits the Adviser, under certain circumstances and with approval of the Board, to enter into, terminate, and/or materially amend agreements with unaffiliated subadvisors on behalf of the Fund without obtaining shareholder approval. Proposal 2 is not contingent on approval of the Reorganization by the shareholders of the Target Fund.

The Board has unanimously approved both proposals. However, shareholder approval is required to proceed with each of the proposals. The Board believes that the Proposals are in the best interests of Fund shareholders and recommends that you vote in favor of both Proposals.

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Treasurer of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the meeting.

The Fund has retained EQ Fund Solutions, LLC (“EQ”) to solicit proxies for the Meeting. EQ is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services is approximately $30,000 and will  be paid by the Fund.

In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Fund without cost to the Fund. Such solicitation may be by telephone, facsimile, or otherwise. The Fund will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

PROPOSAL 1:

TO APPROVE AN INVESTMENT SUB-ADVISORY AGREEMENT

Important information to help you understand and vote on the Proposal 1:

Questions and Answers

Question:     What is this document and why did you send it to me?

Answer:     You are receiving these proxy materials because on June 24, 2025 (the “Record Date”), you owned shares of the Fund. We are sending this document to you for your use in deciding whether to approve a new investment sub-advisory agreement between LDR Capital Management, LLC (the “Adviser”) and American Assets Capital Advisers, LLC (“the “Sub-Adviser” or “AACA”), to allow the Sub-Adviser to serve as the investment sub-adviser for the Fund. This document includes a Notice of Special Meeting of Shareholders (the “Special Meeting”), a Proxy Statement, and the Proxy Card.

At an in-person meeting of the Trust’s Board of Trustees (the “Board”) held on April 11, 2025, the Board approved AACA, as the investment sub-adviser to the Fund under a new investment sub-advisory agreement (the “Sub-Advisory Agreement”), subject to shareholder approval. You have a right to vote on Proposal 1 and are entitled to be present at and to vote at the Special Meeting. Each share of the Fund is entitled to one vote on Proposal 1.

Proposal 1 relates to the proposed transaction whereby the Altegris/AACA Opportunistic Real Estate Fund (the “Target Fund”), a series of Northern Lights Fund Trust, will be reorganized into the Fund (the “Reorganization”). Pursuant to the terms of an agreement and plan of reorganization, the Fund will purchase all of the assets and liabilities of the Target Fund in exchange for shares of the Fund. Proposal 1 is contingent upon shareholders of the Target Fund approving the Reorganization. If the Reorganization is not approved, then the Fund will no longer seek shareholder approval of Proposal 1.

Question:     What am I being asked to vote on?

Answer:    You are being asked to vote to approve the Sub-Advisory Agreement between the Adviser and the Sub-Adviser. If the Fund’s shareholders approve the Sub-Advisory Agreement, AACA will serve as the Fund’s investment sub-adviser.

Question:     What is AACA??

Answer:    AACA, located at 3430 Carmel Mountain Road, Suite 150, San Diego, California 92121, is a SEC-registered investment advisor that provides wealth planning, and investment management services to its clients. AACA was founded in 2013, registered with the SEC in 2014, and had approximately $149.5 million in assets under management as of December 31, 2024. AACA currently serves as sub-adviser to the Target Fund.

Question:     What will happen if the Fund’s shareholders do not approve the Sub-Advisory Agreement?

Answer:     If the Fund’s shareholders do not approve the Sub-Advisory Agreement, the Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders, which may include further solicitation of the Fund’s shareholders to approve either the Sub-Advisory Agreement or a different, newly proposed investment sub-advisory agreement. In addition, the Reorganization does not impact the Fund’s investment advisory agreement with the Adviser. The Adviser will continue to serve the Fund regardless of shareholders’ decision as it relates to this Proposal.

Question:     Will my approval of this Proposal affect the management and operation of the Fund?

Answer:    Only insofar as a new portfolio manager will be added to the Fund’s portfolio management team. However, approval of the Sub-Advisory Agreement is not expected to have any effect on the Fund’s investment policies, strategies, and risks. Larry Raiman, and Jennifer Yap will continue to serve as Portfolio Managers to the Fund, and Burland East of AACA will be joining the portfolio management team as a new portfolio manager. Collectively, the portfolio management team will be responsible for the day-to-day management of the Fund. LDR will retain investment discretion for the Acquiring Fund.

Question:    When and where will the Special Meeting be held?

Answer:    The Special Meeting will be held on September 10, 2025 at 11:00 a.m. Eastern time at the offices of the Fund’s administrator, Commonwealth Fund Services, Inc, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235

Question:    Will my approval of this Proposal increase the expenses of the Fund?

Answer:    No, approval of the Sub-Advisory Agreement by the Fund’s shareholders will not increase the fees or expenses payable by the Fund. Under the Sub-Advisory Agreement, the Sub-Adviser will be compensated by the Adviser, and not by the Fund. The Adviser’s management fee will remain unchanged. Separately, if Proposal 1 is approved and the Reorganization is approved by the Target Fund shareholders, the Adviser has agreed to enter into an expense limitation agreement to cap the Fund’s expense at 1.55% (the “Expense Cap”), exclusive of certain standard industry carve-outs, including Rule 12b-1 fees. The Expense Cap is not subject to shareholder approval and is not a part of this Proxy. The expiration of the expense limitation will be April 30, 2027.

Question:    Has the Board approved the Proposal and how does the Board recommend that I vote?

Answer:    Yes. The Board, including a majority of the trustees who are not “interested persons,” as that term is defined under the 1940 Act, has unanimously approved the Proposal set forth herein and recommends that shareholders of the Fund also vote “FOR” Proposal 1.

Question:    Who is the proxy solicitor?

Answer:    EQ Fund Solutions, LLC is a third-party proxy vendor that the Fund has engaged to contact shareholders and record proxy votes. In order to hold a shareholder meeting, a quorum must be reached. If a quorum is not attained, the meeting must be adjourned to a future date. Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to call you to solicit your vote.

Question:    Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with the Special Meeting?

Answer:    The expenses incurred in connection with preparing the Proxy Statement and its enclosures and all related legal and solicitation expenses will be paid by the Fund.

Question:    What vote is required?

Answer:    Approval of the Sub-Advisory Agreement with the Sub-Adviser requires the affirmative vote of the holders of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

Question:    How do I vote my shares?

Answer:    Although you may attend the Special Meeting and vote in person, most shareholders are expected to vote their shares by completing and signing the enclosed Proxy Card and mailing the Proxy Card to EQ, the Proxy Tabulator. Please mail your Proxy Card in the postage paid envelope that is provided.

In addition, you may vote through the internet by visiting https://ldrcapitalmgmt.com/mutual-funds-2/ and following the online instructions.

If you simply sign and date the Proxy Card but do not indicate a specific vote, your shares will be voted FOR the Proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting. Abstentions will be treated as votes AGAINST the Proposal.

Shareholders who execute proxies may revoke them at any time before they are voted by: (1) filing a written notice of revocation; (2) timely voting a proxy bearing a later date; or (3) by attending the Special Meeting and voting in person.

Question:    Who should I call for additional information about this Proxy Statement or the Fund?

Answer:    If you need any assistance or have any questions regarding the Proposal or how to vote your shares, please call ______________ at (800) 673-0550.

Question:    How is a quorum for the Special Meeting established?

Answer:    One-third of the Fund’s outstanding shares, present in person or represented by proxy, constitutes a quorum for each Proposal at the Special Meeting. Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of the Proposal, they have the effect of counting as a vote AGAINST the Proposal.

Please complete, sign and return the enclosed Proxy Card. You may vote your proxy in accordance with the instructions set forth on the enclosed Proxy Card.

YOUR VOTE IS VERY IMPORTANT. PLEASE VOTE TODAY.

Information about the Adviser

The Adviser is a registered investment adviser with offices located at 300 Park Avenue, Suite 501, New York, New York 10022. The Adviser was formed in 2011 and commenced operations as an SEC-registered investment adviser in 2014. For the services it provides to the Fund, the Fund pays the Adviser a management fee, which is calculated daily and paid monthly, at an annual rate of 0.99% of the Fund’s average daily net assets.

The following table sets forth the name, position and principal occupation of each current director and principal officer of the Adviser – the address of each person in the table below is the Adviser’s principal office location.

Name	Position/Principal Occupation
Lawrence D. Raiman	Chief Executive Officer, President, Managing Principal, Portfolio Manager
James W. Ancey	Chief Operating Officer, Chief Compliance Officer, Principal
Marc H. Sulam	Principal

Information about American Asset Capital Advisers, LLC – the proposed sub-adviser

AACA is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. AACA’s principal office is located at whose principal office is located at 3430 Carmel Mountain Road, Suite 150, San Diego, California 92121, is a SEC-registered investment advisor that provides wealth planning, and investment management services to its clients. American Assets Capital Advisers, LLC was founded in 2013, registered with the SEC in 2014, and had approximately $149.5 million in assets under management as of December 31, 2024.

The following table sets forth the name, position and principal occupation of each current director and principal officer of AACA– the address of each person in the table below is the Adviser’s principal office location.

Name	Position/Principal Occupation
Burland B. East	Chief Executive Officer, Chief Investment Officer,
Earnest S. Rady	Executive Chairman
Julie L. Schwartz	Senior Vice President, General Counsel and Chief Compliance Officer
Min Zheng	Vice President, Chief Financial Officer
Creede E. Murphy	Chief Operating Officer, Portfolio Manager

Compensation to be Paid to AACA

Under the Investment Sub-Advisory Agreement, the Adviser would pay AACA a fee, which is calculated daily and paid monthly, at an annual rate of 50% based on the Fund’s average daily net assets. AACA, the proposed new sub-advisor to the Fund, has not received any compensation from the Adviser or the Fund.

Summary of the Sub-Advisory Agreement

A copy of the Sub-Advisory Agreement is attached hereto as Exhibit A. The following description is only a summary. However, all material terms of the Sub-Advisory Agreement have been included in this summary. The investment sub-advisory services to be provided by the Sub-Adviser and the fee structure under the Sub-Advisory Agreement is 0.50% based on the Fund’s average daily net assets.

Duration and Termination. The Sub-Advisory Agreement will remain in effect for an initial period of two years, unless sooner terminated. After the initial two-year period, the Sub-Advisory Agreement shall continue in effect thereafter for successive periods of twelve months so long as such continuation is specifically approved at least annually by the Board.

The Sub-Advisory Agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, by the vote of a majority of the outstanding voting securities of a Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Trust and the other party. The Sub-Advisory Agreement will automatically terminate, without the payment of any penalty, in the event the Investment Advisory Agreement between the Adviser and the Trust is assigned (as defined in the 1940 Act) or terminates for any other reason. The Sub-Advisory Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the other party in material breach of the Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice. The Sub-Advisory Agreement will also automatically terminate in the event of its assignment (as defined in the 1940 Act) unless the parties hereto, by agreement, obtain an exemption from the SEC from the provisions of the 1940 Act pertaining to the subject matter of this subsection.

Sub-Advisory Services. The Sub-Advisory Agreement require that the Sub-Adviser shall recommend to the Adviser, from time to time, what securities (and weightings) shall be purchased for the Fund, what securities (and weightings) shall be held or sold by the Fund and what portion of the Fund’s assets shall be held uninvested in cash, subject always to the provisions of the Trust’s Agreement and Declaration of Trust, By-Laws and the Fund’s prospectus and statement of additional information as set forth in the Trust’s registration statement on Form N-1A, and to the investment objectives, policies and restrictions of the Fund, as shall be from time to time in effect and such other limitations, policies and procedures as the Board or the Adviser may reasonably impose from time to time and provide in writing to the Sub-Adviser. The Sub-Advisory Agreement requires the Sub-Adviser to promptly inform the Adviser of each such recommendation for the Fund in writing pursuant to mutually agreed notification protocols. In turn, the parties understand and acknowledge that the Adviser will rely on such recommendations to make final investment determinations for the security purchases, holdings, and sales for the Fund’s investment portfolio. The Sub-Advisory Agreement provides that the Sub-Adviser’s authority with respect to the Fund is discretionary.

Management Fees. The Sub-Advisory Agreement provide that for the Sub-Adviser’s services, the Sub-Adviser is paid a fee of by the Adviser, as described above in “Compensation Paid to AACA.”

Brokerage Policies. The Sub-Advisory Agreement states that the Sub-Adviser has no brokerage responsibilities or authority under the respective agreement, nor any authority to place or execute securities transactions on behalf of the Fund.

Payment of Expenses. The Sub-Advisory Agreement provide that the Sub-Adviser will pay all of the costs and expenses incurred by it in connection with the sub-advisory services provided for the Fund. The Sub-Adviser will not be required to pay the costs and expenses associated with purchasing securities, and other investments for the Fund (including brokerage commissions and other transaction or custodial charges).

Other Provisions. The Sub-Advisory Agreement provide that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties, the Sub-Adviser shall not be subject to liability to the Trust or the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services under the agreement or for any losses that may be sustained in the purchase, holding or sale of any security by the Fund.

Board Recommendation of Approval

The Board believes that the terms and conditions of the Sub-Advisory Agreement are fair to, and in the best interests of, the Fund and its shareholders. The Board was presented with information demonstrating that the Sub-Advisory Agreement would enable the Fund’s shareholders to continue to obtain quality services at a cost that is fair and reasonable. In addition, the Board received representations from the Adviser that the Fund’s current portfolio managers would continue to serve in such capacity following the Reorganization, and that Mr. East would be added to the portfolio management team. The Board also noted that LDR will continue to retain investment discretion for the Fund.

At a special meeting held on April 11, 2025 (the “Meeting”), the Board of Trustees (the “Board”) of the World Funds Trust (the “Trust”) considered the renewal of the Investment Advisory Agreement (“Advisory Agreement”) between LDR Capital Management, LLC (“LDR”) and the Trust with respect to the LDR Real Estate Value-Opportunity Fund (the “Fund”) and the approval of a Sub-Advisory Agreement between LDR and American Assets Capital Advisers, LLC (“AACA” or the “Sub-Adviser”) (together, the “Advisory Agreements”). The Trust’s legal counsel (“Counsel”) discussed with the Trustees the types of information and factors that should be considered by the Board in order to make an informed decision regarding the approval of the continuation of the Advisory Agreement and the approval of the Sub-Advisory Agreement, including the following material factors: (i) the nature, extent, and quality of the services provided by LDR and to be provided by AACA; (ii) the investment performance of the Fund and LDR and AACA; (iii) the costs of the services provided and profits realized by LDR and AACA from the relationship with the Fund; (iv) the extent to which economies of scale would be realized if the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund’s investors; and (v) LDR and AACA’s practices regarding possible conflicts of interest and other benefits to LDR and AACA from managing the Fund. The Board reflected on its discussions regarding the Advisory Agreements with a representative of LDR regarding the advisory services provided to the Fund by LDR and the services that would be provided by AACA to the Fund. The Board noted that the proposal to approve AACA as the sub-adviser to the Fund was being made in conjunction with, and contingent upon a proposed reorganization of another mutual fund advised by AACA into the Fund (the “Reorganization”). The Board noted that the appointment of AACA as the sub-adviser would be subject to Fund shareholder approval. The Board also noted that LDR would continue to serve as the investment adviser to the Fund, and the current portfolio managers who are associated with LDR would continue to serve as portfolio managers of the Fund. Contingent on the closing of the Reorganization and approval by shareholders of the Fund, a portfolio manager of AACA would join the Fund’s portfolio management team.

In assessing the factors noted above and reaching its decisions, the Board took into consideration information specifically prepared and/or presented by LDR and AACA in connection with the approval process, including information presented to the Board in LDR’s presentation at the Meeting. The Board requested and was provided with information and reports relevant to the approval of the Advisory Agreements, including: (i) reports regarding the services and support provided to the Fund and its shareholders; (ii) presentations by management of LDR addressing the investment strategy, personnel and operations utilized in managing the Fund; (iii) disclosure information contained in LDR and AACA’s Form ADV; and (iv) a memorandum from Trust counsel that summarized the fiduciary duties and responsibilities of the Board in reviewing and approving the Advisory Agreements, including the material factors set forth above and the types of information included in each factor that should be considered by the Board in order to make an informed decision to renew the Advisory Agreement and approve the Sub-Advisory Agreement.

The Board also requested and received various informational materials including, without limitation: (i) documents containing information about LDR and AACA, including financial information, a description of its personnel and the services to be provided to the Fund, information on investment advice, performance, summaries of anticipated fund expenses, its compliance program, current legal matters, and other general information; (ii) comparative expense and performance information for other mutual funds with strategies similar to the Fund; (iii) the anticipated effect of size on the Fund’s performance and expenses; and (iv) benefits to be realized by LDR and AACA from its relationship with the Fund. The Board did not identify any particular information that was most relevant to its consideration to approve the Advisory Agreements and each Trustee may have afforded different weight to the various factors.

In deciding whether to approve the Advisory Agreements, the Trustees considered numerous factors, including:

(1)       The nature, extent, and quality of the services to be provided by LDR and AACA.

In this regard, the Board considered the responsibilities of LDR and AACA under the Advisory Agreements. The Board reviewed the services provided to the Fund by LDR, as well as those anticipated to be provided by AACA including, without limitation: the processes for formulating investment recommendations and how the portfolio manager of AACA would be integrated into LDR’s current processes that are utilized for the Fund, the existing processes for assuring compliance with the Fund’s investment objective and limitations, and the anticipated efforts to promote the Fund and grow its assets. The Board considered: the staffing, personnel, and methods of operating of LDR and AACA; the education and experience of LDR’s and AACA’s personnel, as well as their specific skill set suited to continue implementing the Fund’s investment strategy; and the description of applicable compliance programs, policies and procedures. The Board considered that LDR and AACA each had extensive experience in managing real estate related portfolios, such as the Fund. After reviewing the foregoing and further information from LDR and AACA, the Board concluded that the quality, extent, and nature of the services to be provided by LDR and AACA were satisfactory and appropriate for the Fund.

(2)        Investment Performance of the Fund, LDR and AACA.

The Board noted that the one-year, three-year and ten-year returns for the Fund for the periods ended March 31, 2025 trailed the median of its peer group and Morningstar category. The Board noted that the Fund outperformed the peer group and Morningstar category for the 5-year period ended March 31, 2025. The Board that the Fund outperformed its benchmark index for the three-year and five-year periods ending March 31, 2025, but trailed the benchmark index for the one-year and ten-year periods ending March 31, 2025. The Board also considered the investment performance of other accounts advised by LDR and AACA with an investment objective similar to the Fund. The Trustees considered the reasons for the differences in the Fund’s performance as compared to the other accounts. Based on these considerations, the Board concluded that the performance of the Fund as achieved by LDR was satisfactory and the performance of AACA, in light of the anticipated contributions of AACA to the Fund as sub-adviser, was also satisfactory.

(3)	The costs of the services to be provided and profits to be realized by LDR from the relationship with the Fund.

In considering the costs of the services provided and profits realized by LDR from the relationship with the Fund, the Trustees considered LDR and AACA’s staffing, personnel, and methods of operating; the financial condition of LDR and AACA and the level of commitment to the Fund by LDR; the asset levels of the Fund; and the overall expenses of the Fund. The Trustees considered financial statements of LDR and AACA and they considered the financial stability and profitability of each firm. The Trustees considered the Fund’s advisory fee payable to LDR and the proposed sub-advisory fee to be paid to AACA by LDR. The Board considered that LDR had discontinued an expense limitation arrangement in 2024, but that it had proposed to put an expense limitation agreement back in place contingent on the closing of the Reorganization.

The Board considered the fees and expenses of the Fund (including the advisory fee) relative to other funds comparable in terms of the type of fund, the nature of its investment strategy, its style of investment management, and its size, among other factors, as derived by Broadridge from Morningstar data. The Board noted that the Fund’s net expense ratio is higher than the median of its peer group and Morningstar category. The Trustees further noted that the Fund’s gross advisory fee is higher than its peer group and Morningstar category; however, the Trustees considered LDR’s representation that the advisory fee is appropriate given the differentiated, small capitalization focus of the Fund. The Trustees also compared the advisory fees charged to the Fund with the advisory fee charged to a separately managed account advised by LDR and AACA with an investment objective similar to that of the Fund. The Trustees noted the reasons for the differences in fees compared to the Fund, as reported by LDR and AACA.. The Trustees further considered LDR’s representation that the Fund was not profitable. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to LDR and, in turn by LDR to AACA, by the Fund are fair and reasonable.

(4)	The extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund’s investors.

In this regard, the Trustees considered the Fund’s current and proposed fee arrangements with LDR and AACA. The Trustees observed that the advisory fee is the same as asset levels increase, so no economies of scale accrued to benefit Fund shareholders under the present fee structure. The Trustees further noted that Fund shareholders no longer benefit from the expense limitation agreement and therefore, as of May 1, 2024, shareholder expenses increased with the discontinuation of the expense limitation agreement. However, the Trustees considered the proposed expense limitation arrangement that would be put in place, contingent on the approval of the Reorganization, which they noted as very positive for the Fund. Following further discussion of the Fund’s asset levels, expectations for growth under LDR and AACA’s management, and levels of fees, as well as the other contractual fee structures that were in place for the Fund, the Trustees determined that the Fund’s advisory fee arrangements, in light of all the facts and circumstances, were fair and reasonable.

(5)       Possible conflicts of interest and benefits derived by LDR and AACA.

In considering LDR’s practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest, including the potential use of soft dollars, and considered such matters as the experience and ability of the advisory and compliance personnel assigned to the Fund and the basis of decisions to buy or sell securities for the Fund and/or other clients of LDR and AACA. The Trustees considered the administration of the code of ethics of LDR and AACA. The Trustees also considered that no other applicable benefits were identified LDR or AACA to be derived from managing the Fund other than the management fee. Based on the foregoing, the Trustees determined that LDR and AACA’s standards and practices relating to the identification and mitigation of possible conflicts of interest were satisfactory.

After additional consideration of the factors delineated in the memorandum provided by Trust counsel and further discussion and careful review by the Board, the Trustees determined that the compensation payable under the Advisory Agreements was fair, reasonable and within a range of what could have been negotiated at arms-length in light of all the surrounding circumstances, and the Board approved the continuation of the Advisory Agreement for a one-year period and the approval of the Sub-Advisory Agreement for an initial two-year period.

Vote Required

Approval of the Sub-Advisory Agreement requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

If the Proposal is not approved by the Fund’s shareholders, the Board will consider alternatives for the Fund and take such action it deems necessary and in the best interest of such Fund and its shareholders, which may include further solicitation of the Fund’s shareholders to approve either the Sub-Advisory Agreement or a different, newly proposed investment sub-advisory agreement.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE FUND’S SHAREHOLDERS VOTE “FOR” PROPOSAL 1.

PROPOSAL 2:

To approve the use of a “manager of managers” structure whereby the Fund’s Adviser would be able to hire, terminate, replace, and materially amend agreements with unaffiliated sub-advisers without shareholder approval.

Important information to help you understand and vote on Proposal 2:

Questions and Answers

Question: What is the purpose of the Manager of Managers Structure?

Answer: Shareholders of the Fund are being asked to approve the use of a “manager of managers” structure that would permit the Fund’s Adviser, subject to Board approval, to appoint, terminate, replace, and materially amend agreements with, sub-advisers that are not affiliated with the Adviser, without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Manager of Managers Structure would enable the Fund to operate with greater efficiency in the future by allowing the Fund to use unaffiliated sub-advisers best suited to its needs without incurring the expense and potential delays that could be associated with obtaining shareholder approvals.

Question: How will the Manager of Managers Structure affect the Fund?

Answer: The use of the Manager of Managers Structure will not change the fees paid to the Adviser by the Fund or fees paid by the Fund’s shareholders.  If the proposal is approved for the Fund, and the Board and the Adviser believe that the use of one or more sub-advisers would be in the best interests of the Fund, the Fund’s shareholders generally would not be asked to approve hiring a sub-adviser for the Fund, assuming the conditions of the Manager of Managers Order issued by the U.S. Securities and Exchange Commission are met.  Rather, the Fund’s Adviser, with the approval of the Board, including a majority of the Independent Trustees, would be able to appoint sub-advisers and make appropriate changes to the sub-advisory agreements without seeking shareholder approval.  The Fund would, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring of the sub-adviser.

If the Manager of Managers Structure is approved by shareholders, the Board would be able to approve a sub-adviser for the Fund on a going forward basis without the need of also obtaining shareholder approval.  The Board determined to seek shareholder approval of the Manager of Managers Structure for the Fund in connection with the Meeting, which was otherwise called for purposes of voting on other matters described in the proxy statement, to avoid additional meeting and proxy solicitation costs in the future.

Question: How will the Manager of Managers Structure operate?

Answer: Under the Manager of Managers Structure, the Adviser of the Fund will be permitted to appoint and replace unaffiliated sub-advisers for the Fund and to enter into and approve amendments to sub-advisory agreements without first obtaining shareholder approval. However, the Board, including a majority of the Independent Trustees, must approve any new sub-adviser and any new or amended sub-advisory agreement.

Under the Manager of Managers Structure, the Fund’s Adviser has overall responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. Specifically, the Order requires the Fund’s Adviser, subject to the review and approval of the Board, including a majority of the Independent Trustees, to: (a) set the Fund’s overall investment strategies; (b) evaluate, select and recommend sub-advisers to manage all or a part of the Fund’s assets; (c) allocate and, when appropriate, reallocate the Fund’s assets among one or more sub-advisers; (d) monitor and evaluate the performance of sub-advisers; and (e) implement procedures reasonably designed to ensure that the sub-advisers comply with the Fund’s investment objective, policies and restrictions.

If the Fund’s Adviser, with the approval of the Board, including a majority of the Fund’s Independent Trustees, determines that the use of the Manager of Managers Structure is in the best interest of the Fund, the Manager of Managers Structure would without obtaining shareholder approval: (1) enable a new sub-adviser to commence providing services to the Fund more quickly and with less potential expense to the Fund; (2) permit the Fund’s Adviser to allocate and reallocate the Fund’s assets among itself and one or more sub-advisers; and (3) permit the Board to approve material changes to a sub-advisory agreement.

Question: How does this Proposal affect my right to vote on sub-advisory agreements?

Answer: If this Proposal is approved for the Fund, and the Board and Adviser believe that the use of one or more sub-advisers would be in the best interests of the Fund, the Fund’s shareholders generally would not be asked to approve hiring a sub-adviser for the Fund, assuming that the conditions of the Order are met. Rather, the Fund’s Adviser, with the approval of the Board, including a majority of the Independent Trustees, would be able to appoint sub-advisers and make appropriate changes to the sub-advisory agreements without seeking shareholder approval. The Fund would, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring of the sub-adviser.

Question: What is the required vote on Proposal 2?

Answer: For this Proposal, before the Fund may rely on the Order, the operation of the Fund using the Manager of Managers Structure must be approved by the affirmative vote of the holders of the “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

If this Proposal is not approved by the Fund’s shareholders, then the Fund’s Adviser generally would only be able to enter into new or amended sub-advisory agreements with shareholder approval, potentially causing delay and expense in making a change deemed beneficial to the Fund and its shareholders by the Board.

Question: How is a quorum for the Special Meeting established?

Answer: One-third of the Fund’s outstanding shares, present in person or represented by proxy, constitutes a quorum at the Special Meeting. Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on any item, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of the Proposal, they have the effect of counting as a vote AGAINST the Proposal.

Background

Shareholders of the Fund are being asked to approve the use of a “manager of managers” structure that would permit the Fund’s Adviser, subject to Board approval, to appoint and replace sub-advisers that are not affiliated with the Adviser, without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Manager of Managers Structure would enable the Fund to operate with greater efficiency in the future by allowing the Fund to use unaffiliated sub-advisers best suited to its needs without incurring the expense and potential delays that could be associated with obtaining shareholder approvals.

The provisions of the 1940 Act that apply to the Fund require that investment advisory agreements between funds and their investment advisers (including sub-advisers) be approved by shareholders. The SEC, however, has issued an exemptive order (the “Order”) to the Trust and the Adviser that permits the Adviser, and any affiliates and any existing or future registered open-end investment company or series advised by the Adviser or the affiliates to hire certain new unaffiliated sub-advisers without obtaining shareholder approval, subject to the approval of the investment company’s board of trustees, including a majority of the Independent Trustees, and certain other conditions. The Order would allow the Fund’s Adviser to hire, without shareholder approval, new sub-advisers that are not affiliated with the Adviser. Before the Fund may rely on the Order, the Fund’s use of the Manager of Managers Structure must be approved by shareholders as described herein.

The use of the Manager of Managers Structure will not change the fees paid to the investment adviser by the Fund or fees paid by the Fund’s shareholders.  If the proposal is approved for the Fund, and the Board and the Fund’s Adviser believe that the use of one or more sub-advisers would be in the best interests of the Fund, the Fund’s shareholders generally would not be asked to approve hiring a sub-adviser for the Fund, assuming the conditions of the Order are met.  Rather, the Fund’s Adviser, with the approval of the Board, including a majority of the Independent Trustees, would be able to appoint unaffiliated sub-advisers and make appropriate changes to the sub-advisory agreements without seeking shareholder approval.  The Fund would, however, inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring of the sub-adviser.

The Fund’s Adviser does not currently intend to use the Manager of Managers Structure for the Fund because shareholders are being asked to approve AACA for the Fund as described in Proposal 1 above.  However, if the Manager of Managers Structure is approved by shareholders, the Board would be able to approve future sub-advisers for the Fund.  The Board determined to seek shareholder approval of the Manager of Managers Structure for the Fund in connection with this Special Meeting, which was otherwise called for purposes of voting on other matters described in the proxy statement, to avoid additional meeting and proxy solicitation costs in the future.

Vote Required

Proposal 2 requires the affirmative vote of the holders of a “majority of the outstanding voting securities” of the Fund. Under the 1940 Act, a “majority of the outstanding voting securities” is defined as the lesser of: (1) 67% or more of the voting securities of the Fund entitled to vote present in person or by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE FUND’S SHAREHOLDERS VOTE “FOR” PROPOSAL 2.

Outstanding Shares and Voting Requirements

The Board of Trustees has fixed the close of business on June 24, 2025 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of and to vote at the special meeting of shareholders or any adjournment thereof. As of the Record Date, there were 1,237,738 shares of beneficial interest, no par value, of the Fund outstanding. All full shares of the Fund are entitled to one vote, with proportionate voting for fractional shares.

The vote of a majority of the outstanding shares of the Fund is required for approval of each Proposal. The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of more than one-third of the Fund’s outstanding shares is necessary to constitute a quorum at the meeting. If the meeting is called to order but a quorum is not represented at the meeting, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present at the meeting but sufficient votes to approve the proposals described herein are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of a proposal in favor of such adjournment and will vote those proxies received which voted against a proposal against any such adjournment.

If a proxy is properly executed and returned marked with an abstention, the Fund shares represented thereby will be considered to be present at the Meeting for the Fund for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "FOR" the proposal. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining the requisite approval for the Proposal.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their clients will request the instructions of such clients on how to vote their shares before the Meeting. For purposes of determining the presence of a quorum, the proxy tabulator will include the total number of shares present at the Meeting in person or by proxy, including shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and the broker or nominee does not have the discretionary voting power on a particular matter). Abstentions and broker non-votes will have the same effect as a vote against the proposal.

The Trustees of the Fund intend to vote all of their shares in favor of each proposal described herein. All Trustees and officers as a group owned of record or beneficially less than 1% of the Fund’s outstanding shares on the Record Date.

Additional Information

Any Purchases or Sales of Securities of the Adviser or its Affiliates. Since the beginning of the most recently completed fiscal year, no Independent Trustee has made any purchases or sales of securities of the Adviser or any of its affiliated companies, or the Sub-Adviser or any of its affiliated companies.

Brokerage Transactions. The Adviser places all portfolio transactions on behalf of the Fund, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions.

Distribution of Shares. Foreside Fund Services, LLC (the “Distributor”), a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Distributor for the Fund.

Administration and Other Services. The Fund has entered into agreements with Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 for the provision of administration, fund accounting and transfer agent and shareholder services to the Fund.

Custodian. UMB Bank, N.A. (“UMB” or the “Custodian”), 928 Grand Blvd., 5th Floor, Kansas City, Missouri 64106, is the Custodian of the Fund’s investments.

Annual Report and Proxy Statement. The Fund will furnish, without charge, a copy of its most recent annual report upon request. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements. To request the annual report, please call (800) 673-0550, or write the Fund at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. The Fund’s Annual Report is available for download at https://ldrcapitalmgmt.com/mutual-funds-2/ and Proxy Statement is available for download at https://ldrcapitalmgmt.com/mutual-funds-2/.

Share Ownership

To the knowledge of the Trust’s management, as of the close of business on Record Date, the officers and Trustees of the Trust, as a group, beneficially owned less than one percent of the Fund’s outstanding shares and less than one percent of the Trust’s outstanding shares. To the knowledge of the Trust’s management, as of the close of business on Record Date, persons owning of record more than 5% of the outstanding shares of the Fund are as listed in the table below. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency or custodial customers. Any shareholder listed below as owning 25% or more of the outstanding shares of the Fund may be presumed to “control” (as that term is defined in the 1940 Act) the Fund. Shareholders controlling the Fund could have the ability to vote a majority of the shares of the Fund on any matter requiring the approval of the Fund’s shareholders.

LDR Real Estate Value-Opportunity Fund (Acquiring Fund)
Share Class	Name/Address of Shareholder	Total Shares	Percent of Ownership
Institutional Shares
	National Financial Services LLC Attn: Mutual Funds 5th Fl 200 Liberty Street One World Financial Center New York, NY 10281	185,376.485	26.27%
	Charles Schwab & Co Inc. fbo Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104	271,987.951	38.55%
Platform Shares
	Charles Schwab & Co Inc. fbo Customers Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104	165,836.378	31.16%
Class Z	None

Other Matters

The proxy holders have no present intention of bringing any other matter before the meeting other than those specifically referred to above or matters in connection with or for the purpose of effecting the same. Neither the proxy holders nor the Board of Trustees are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

The Trust has not received any shareholder proposals to be considered for presentation at the meeting.

Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Karen Shupe, Treasurer of Word Funds Trust, 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

Householding

If possible, depending on shareholder registration and address information, and unless you have otherwise opted out, only one copy of this Proxy Statement will be sent to shareholders at the same address. However, each shareholder will receive separate proxy cards. If you would like to receive a separate copy of the Proxy Statement, please call (800) 673-0550. If you currently receive multiple copies of Proxy Statements or shareholder reports and would like to request to receive a single copy of documents in the future, please contact your financial intermediary (e.g., broker).

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting

This Proxy Statement is available on the internet at https://___________________. Use the control number on your proxy card to vote by internet or by telephone. You may request a copy by mail Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 or by telephone at (XXX) XXX-XXXX. You may also call for information on how to obtain directions to be able to attend the Special Meeting and vote in person.

By Order of the Board of Trustees,

Karen Shupe

Treasurer

Date:    July 17, 2025

Please complete, date and sign the enclosed proxy card and return it promptly in the enclosed reply envelope. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. You may also vote your shares via the Internet or by telephone. Please see your proxy card for information on how to vote your shares via the internet or telephone.

EXHIBIT A

WORLD FUNDS TRUST

INVESTMENT SUB-ADVISORY AGREEMENT

among

LDR Capital Management, LLC, American Assets Capital Management, LLC,

and World Funds Trust

This Investment Sub-Advisory Agreement (the “Agreement”) is made by and among LDR Capital Management, LLC, a New York Limited Liability Company (hereinafter referred to as “Adviser”) with its principal place of business located at 300 Park Avenue, Suite 501, New York, New York 10022, World Funds Trust (the “Trust”), and American Assets Capital Advisers, LLC, a Delaware limited liability company with its principal place of business located at 3430 Carmel Mountain Road, Suite 150, San Diego, California 92121 (the “Sub-Adviser”).

W I T N E S S E T H

WHEREAS, the Trust is an open-end management investment company, registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”); and

WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated September 25, 2024, with the Trust; and

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”) and is engaged in the business of supplying investment advice as an independent contractor; and

WHEREAS, the Investment Advisory Agreement contemplates that the Adviser may appoint a sub-adviser to perform some or all of the services for which the Adviser is responsible; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and to each of the series portfolios of the Trust (each a “Fund” and collectively, the “Funds”) as identified in “Schedule A” and then numerically designated (e.g., Schedule A-1) attached hereto as of the “Effective Date” noted on each Schedule A (as defined in Section 8(a) below) with respect to each of the Funds.

A G R E E M E N T

NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the parties do hereby agree as follows:

1.   Duties of the Sub-Adviser. Subject to supervision and oversight of the Adviser and the Board of Trustees (the “Board”), and in accordance with the terms and conditions of this Agreement, the Sub-Adviser shall assist the Adviser, as the Adviser may direct from time to time, in the management of the securities and other assets of the Funds entrusted to it hereunder (the “Assets”), including the purchase, retention and disposition of the Assets, in accordance with the Funds’ respective investment objectives, guidelines, policies and restrictions as stated in each Fund’s prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the “Prospectus”), and subject to the following:

(a)	The Sub-Adviser shall, subject to subparagraph (b) of this Agreement, assist the Adviser, as the Adviser may direct from time to time, in determining what Assets will be purchased, retained or sold by the Funds, and what portion of the Assets will be invested or held uninvested in cash as is permissible.

(b)	In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Prospectus, the written instructions and directions of the Adviser and of the Board, the terms and conditions of exemptive and no-action relief granted to the Trust as amended from time to time and provided to the Sub-Adviser, and the Trust’s policies and procedures provided to the Sub-Adviser, and will conform to and comply with the requirements of the 1940 Act, the Advisers Act, the Commodity Exchange Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations, as each is amended from time to time.

(c)	The Sub-Adviser shall assist the Adviser, as the Adviser may direct from time to time, in determining the Assets to be purchased or sold by the Funds as provided in subparagraph (a) of this Agreement and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Funds’ Prospectus or as the Board or the Adviser may direct in writing from time to time, in conformity with all federal securities laws. In executing Fund transactions and selecting brokers or dealers, the Sub-Adviser shall assist the Adviser, as the Adviser may direct from time to time, in seeking on behalf of each Fund the best execution and overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall assist the Adviser, as the Adviser may direct from time to time, in considering all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction, the Sub-Adviser shall assist the Adviser, as the Adviser may direct from time to time, in considering the brokerage and research services provided (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934 (the “Exchange Act”)). Consistent with any guidelines established by the Board and Section 28(e) of the Exchange Act, as amended, the Sub-Adviser may provide guidance to the Adviser with respect to the payment to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Sub-Adviser and the Adviser determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of that particular transaction or in terms of the overall responsibilities of the Sub-Adviser and Adviser to their respective discretionary clients, including the Fund. In addition, the Sub-Adviser shall assist the Adviser, as the Adviser may direct from time to time, in determining the appropriate allocation of purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust’s principal underwriter) if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the assets of the Fund(s) be purchased from or sold to the Adviser, Sub-Adviser, the Trust’s principal underwriter, or any affiliated person of the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the U.S. Securities and Exchange Commission (“SEC”) and the 1940 Act.

(d)	The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(1), (5), (6), (7), (8), (9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act. The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser all information relating to the Sub-Adviser’s services under this Agreement needed by the Adviser to keep the other books and records of the Fund required by Rule 31a-1 under the 1940 Act, as requested by the Adviser. The Sub-Adviser agrees that all records that it maintains on behalf of a Fund are property of the Fund and the Sub-Adviser will surrender promptly to the Fund any of such records upon the Fund’s request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor sub-adviser upon the termination of this Agreement (or, if there is no successor sub-adviser, to the Adviser). Notwithstanding the foregoing, and for the avoidance of doubt, the Sub-Adviser may retain a copy of any and all records arising out of or relating to its duties and obligations under this Agreement for as long as is required by the Advisers Act, by any other provision of federal securities laws and regulations and by any other laws, rules and regulations applicable to the Sub-Adviser.

(e)	The Sub-Adviser shall assist the Adviser, as the Adviser may direct from time to time, in providing the Fund’s custodian on each business day with information relating to all transactions concerning the Assets and shall provide the Adviser with such information upon request of the Adviser and shall otherwise cooperate with and provide reasonable assistance to the Adviser, the Trust’s administrator, the Trust’s custodian and foreign custodians, the Trust’s transfer agent and pricing agents and all other agents and representatives of the Trust.

(f)	The Adviser acknowledges that the Sub-Adviser may provide investment advisory services for various other clients in addition to the Funds and, to the extent it is consistent with applicable law and the Sub-Adviser’s fiduciary obligations, the Sub-Adviser may give advice and take action with respect to any of those other clients that may differ from, or be the same as or similar to, the advice given or the timing or nature of action taken for a particular Fund.

(g)	The Sub-Adviser shall promptly notify the Adviser of any financial condition that is reasonably and foreseeably likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

(h)	The Sub-Adviser shall, unless and until otherwise directed by the Adviser or the Board and consistent with the best interests of each Fund, be responsible for exercising (or not exercising) in its discretion all rights of security holders with respect to securities held by each Fund, including, but not limited to: reviewing proxy solicitation materials, voting and handling proxies and converting, tendering, exchanging or redeeming securities. The Sub-Adviser will have no obligation to advise, initiate or take any other action on behalf of the Adviser, the Funds or the Assets in any legal proceedings (including, without limitation, class actions and bankruptcies) relating to the securities comprising the Assets or any other matter. Sub-Adviser will not file proof of claims relating to the securities comprising the Assets or any other matter and will not notify the Adviser, the Funds or the Trust’s custodian of any class action settlements or bankruptcies relating to the Assets of which the Sub-Adviser becomes aware.

(i)	In performance of its duties and obligations under this Agreement, the Sub-Adviser shall not consult with any other sub-adviser to the Funds or a sub-adviser to a portfolio that is under common control with the Funds concerning the Assets, except as permitted by the policies and procedures of the Funds. The Sub-Adviser shall not provide investment advice to any assets of the Funds other than the Assets which it sub-advises under this Agreement.

(j)	On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Funds as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased. In such event, the Sub-Adviser will allocate securities so purchased or sold, as well as the expenses incurred in the transaction, in a manner the Sub-Adviser reasonably considers to be equitable and consistent with its fiduciary obligations to the Fund and to such other clients under the circumstances.

(k)	The Sub-Adviser shall maintain books and records with respect to the Funds’ securities transactions and keep the Board and the Adviser fully informed on an ongoing basis, as agreed by the Adviser and the Sub-Adviser, of all material facts concerning the Sub-Adviser and its key investment personnel providing services with respect to the Funds and the investment and the reinvestment of the Assets of the Funds. The Sub-Adviser shall furnish to the Adviser or the Board such reasonably requested regular, periodic and special reports, balance sheets or financial information, and such other information with regard to its affairs as the Adviser or Board may reasonably request, and the Sub-Adviser will attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing. Upon the request of the Adviser, the Sub-Adviser shall also furnish to the Adviser any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC.

(l)	The fair valuation of securities in a Fund may be required when the Adviser becomes aware of significant events that may affect the pricing of all or a portion of a Fund’s portfolio. The Sub-Adviser will provide assistance to aid the Adviser in determining the fair value of the Assets, as necessary and reasonably requested by the Adviser or its agent, and use reasonable efforts to arrange for the provision of requested valuation information or a price(s) from a party(ies) independent of the Sub-Adviser if market prices are not readily available, it being understood that the Sub-Adviser will not be responsible for determining the value of any such security.

2.   Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Funds pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser’s performance of its duties under this Agreement; provided, however, that in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the Prospectus, the written instructions and directions of the Board, the requirements of the 1940 Act, the Code, and all other applicable federal laws and regulations, as each is amended from time to time.

3.   Delivery of Documents. The Adviser has furnished the Sub-Adviser with copies of each of the following documents:

(a)	The Trust’s Agreement and Declaration of Trust (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the “Declaration of Trust”);

(b)	Amended and Restated By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the “By-Laws”);

(c)	Prospectus and Statement of Additional Information of the Funds, as amended from time to time;

(d)	Resolutions of the Board approving the engagement of the Sub-Adviser as a sub-adviser to the Funds;

(e)	Resolutions, policies and procedures adopted by the Board with respect to the Assets to the extent such resolutions, policies and procedures may affect the duties of the Sub-Adviser hereunder;

(f)	A list of the Trust’s principal underwriter and each affiliated person of the Adviser, the Trust or the principal underwriter; and

(g)	The terms and conditions of exemptive and no-action relief granted to the Trust, as amended from time to time.

The Adviser shall promptly furnish the Sub-Adviser from time to time with copies of all amendments of or supplements to the foregoing. Until so provided, the Sub-Adviser may continue to rely on those documents previously provided. The Adviser shall not, and shall not permit any of the Funds to use the Sub-Adviser’s name or make representations regarding Sub-Adviser or its affiliates without prior written consent of Sub-Adviser, such consent not to be unreasonably withheld. Notwithstanding the foregoing, the Sub-Adviser’s approval is not required when the information regarding the Sub-Adviser used by the Adviser or the Fund is limited to information disclosed in materials provided by the Sub-Adviser to the Adviser in writing specifically for use in the Fund’s registration statement, as amended or supplemented from time to time, or in Fund shareholder reports or proxy statements and the information is used (a) as required by applicable law, rule or regulation, in the Prospectus of the Fund or in Fund shareholder reports or proxy statements; or (b) as may be otherwise specifically approved in writing by the Sub-Adviser prior to use.

4.   Compensation to the Sub-Adviser. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefore, a sub-advisory fee at the rate specified in Schedule A which is attached hereto and made part of this Agreement. The fee will be calculated based on the daily value of the Assets under the Sub-Adviser’s management (as calculated as described in the Fund’s registration statement), which shall be computed daily, and will be paid to the Sub-Adviser not less than monthly in arrears. Except as may otherwise be prohibited by law or regulation (including any current SEC staff interpretations), the Sub-Adviser may, in its sole discretion and from time to time, waive a portion of its fee.

In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect; provided, however, that any minimum annual fee for any Fund (as noted on Schedule A) will not be prorated if this Agreement is terminated with respect to such Fund within twelve (12) months of its inception under this Agreement, but, rather, such minimum annual fee shall be paid by the Adviser in full (minus any investment management fees already paid during such period) at the time of termination.

5.   Expenses. The Sub-Adviser will furnish, at its expense, all necessary facilities and personnel, including personnel compensation, expenses and fees required for the Sub-Adviser to perform its duties under this Agreement; administrative facilities, including operations and bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement. The Sub-Adviser may enter into an agreement with the Funds to limit the operating expenses of the Fund.

6.   Indemnification. The Sub-Adviser shall indemnify and hold harmless the Adviser, the Trust, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended) from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with the performance of the Sub-Adviser’s obligations under this Agreement to the extent resulting from or relating to Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

The Adviser shall indemnify and hold harmless the Sub-Adviser and all affiliated persons thereof from and against any and all claims, losses, liabilities or damages (including reasonable attorney’s fees and other related expenses) however arising from or in connection with this Agreement (including, without limitation, any claims of infringement or misappropriation of the intellectual property rights of a third party against the Sub-Adviser or any affiliated person relating to any index or index data provided to Sub-Adviser by the Adviser or Adviser’s agent and used by the Sub-Adviser in connection with performing its duties under this Agreement); provided, however, that the Adviser’s obligation under this Section 6 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser’s own willful misfeasance, fraud, bad faith or gross negligence, or to the reckless disregard of its duties under this Agreement.

Notwithstanding anything to the contrary contained herein, no party to this Agreement shall be responsible or liable for its failure to perform under this Agreement or for any losses to the Assets resulting from any event beyond the reasonable control of such party or its agents, including, but not limited to, nationalization, expropriation, devaluation, seizure or similar action by any governmental authority, de facto or de jure; or enactment, promulgation, imposition or enforcement by any such governmental authority of currency restrictions, exchange controls, levies or other charges affecting the Assets; or the breakdown, failure or malfunction of any utilities or telecommunications systems; or any order or regulation of any banking or securities industry, including changes in market rules and market conditions affecting the execution or settlement of transactions; or acts or war, terrorism, insurrection or revolution; or acts of God, pandemic, or any other similar event. In no event shall any party be responsible for incidental, consequential or punitive damages hereunder.

The provisions of this Section shall survive the termination of this Agreement.

7.   Representations and Warranties.

The Sub-Adviser

The Sub-Adviser represents and warrants to the Adviser and the Trust as follows:

(a)	The Sub-Adviser is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;

(b)	The Sub-Adviser will immediately notify the Adviser of the occurrence of any event that would substantially impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act. The Sub-Adviser will also promptly notify the Trust and the Adviser if it, a member of its executive management or portfolio manager for the Assets is served or otherwise receives notice of any action, suit, proceeding or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or relating to the investment advisory services of the Sub-Adviser (other than any routine regulatory examinations);

(c)	The Sub-Adviser will notify the Adviser immediately upon detection of (a) any material failure to manage the Fund(s) in accordance with the Fund(s)’ stated investment objectives, guidelines and policies or any applicable law or regulation; or (b) any material breach of any of the Fund(s)’ or the Sub-Adviser’s policies, guidelines or procedures relating to the Funds.

(d)	The Sub-Adviser is fully authorized under all applicable law and regulation to enter into this Agreement and serve as Sub-Adviser to the Funds and to perform the services described under this Agreement;

(e)	The Sub-Adviser is a limited liability company duly organized and validly existing under the laws of the state of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted;

(f)	The execution, delivery and performance by the Sub-Adviser of this Agreement are within the Sub-Adviser’s powers and have been duly authorized by all necessary action on the part of its corporate members or board, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Sub-Adviser for the execution, delivery and performance by the Sub-Adviser of this Agreement, and the execution, delivery and performance by the Sub-Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Sub-Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Sub-Adviser;

(g)	This Agreement is a valid and binding agreement of the Sub-Adviser;

(h)	The Form ADV of the Sub-Adviser previously provided to the Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate, current and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(i)	The Sub-Adviser shall not divert any of the Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company.

(j)	The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

The Adviser

The Adviser represents and warrants to the Sub-Adviser and the Trust as follows:

(a)	The Adviser is registered with the U.S. Securities and Exchange Commission as an investment adviser under the Advisers Act and will continue to be so registered so long as this Agreement remains in effect;

(b)	The Adviser will immediately notify the Adviser of the occurrence of any event that would substantially impair the Adviser’s ability to fulfill its commitment under this Agreement or disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act. The Adviser will also promptly notify the Trust and the Sub-Adviser if it, a member of its executive management or portfolio manager for the Assets is served or otherwise receives notice of any action, suit, proceeding or investigation, at law or in equity, before or by any court, government agency, self-regulatory organization, public board or body, involving the affairs of the Funds or relating to the investment advisory services of the Adviser (other than any routine regulatory examinations);

(c)	The Adviser will notify the Adviser immediately upon detection of (a) any material failure to manage the Fund(s) in accordance with the Fund(s)’ stated investment objectives, guidelines and policies or any applicable law or regulation; or (b) any material breach of any of the Fund(s)’ or the Adviser’s policies, guidelines or procedures relating to the Funds.

(d)	The Adviser is fully authorized under all applicable law and regulation to enter into this Agreement and serve as Adviser to the Funds and to perform the services described under this Agreement and in the Advisory Agreement between the Adviser and the Trust;

(e)	The Adviser is a limited liability company duly organized and validly existing under the laws of the state of New York with the power to own and possess its assets and carry on its business as it is now being conducted;

(f)	The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its corporate members or board, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(g)	This Agreement is a valid and binding agreement of the Adviser;

(h)	The Form ADV of the Adviser previously provided to the Sub-Adviser is a true and complete copy of the form filed with the SEC and the information contained therein is accurate, current and complete in all material respects as of its filing date, and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(i)	The Adviser shall not divert any of the Fund’s portfolio securities transactions to a broker or dealer in consideration of such broker or dealer’s promotion or sales of shares of the Fund, any other series of the Trust, or any other registered investment company.

(j)	The Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

8.   Duration and Termination. The effectiveness and termination dates of this Agreement shall be determined separately for each Fund as described below.

(a)	Duration. This Agreement shall become effective with respect to a Fund upon the latest of (i) the effectiveness of the Transaction; (ii) the approval by a vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; (iii) the approval of a majority of the Fund’s outstanding voting securities, if required by the 1940 Act; and (iv) the commencement of the Sub-Adviser’s management of the Fund. With respect to the Fund, this Agreement shall continue in effect for a period of two years from the Effective Date described in this sub-paragraph, subject thereafter to being continued in force and effect from year to year if specifically approved each year by the Board or by the vote of a majority of the Fund’s outstanding voting securities. In addition to the foregoing, each renewal of this Agreement must be approved by the vote of a majority of the Board who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Prior to voting on the renewal of this Agreement, the Board may request and evaluate, and the Sub-Adviser shall furnish, such information as may reasonably be necessary to enable the Board to evaluate the terms of this Agreement.

(b)	Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to a Fund, without payment of any penalty:

(i)	By vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Funds, or by the Adviser, in each case, upon sixty (60) days’ written notice to the Sub-Adviser;

(ii)	By the Adviser upon breach by the Sub-Adviser of any representation or warranty contained in Section 7 and Section 9 hereof, which shall not have been cured within twenty (20) days of the Sub-Adviser’s receipt of written notice of such breach;

(iii)	By the Adviser immediately upon written notice to the Sub-Adviser if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement; or

(iv)	By the Sub-Adviser upon ninety (90) days’ written notice to the Adviser and the Board.

This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Advisory Agreement with the Trust upon notice to the Sub-Adviser. As used in this Section 8, the terms “assignment” and “vote of a majority of the outstanding voting securities” shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

9.   Regulatory Compliance Program of the Sub-Adviser. The Sub-Adviser hereby represents and warrants that:

(a)	in accordance with Rule 206(4)-7 under the Advisers Act, the Sub-Adviser has adopted and implemented and will maintain written policies and procedures reasonably designed to prevent violation by the Sub-Adviser and its supervised persons (as such term is defined in the Advisers Act) of the Advisers Act and the rules the SEC has adopted under the Advisers Act; and

(b)	the Sub-Adviser has adopted and implemented and will maintain written policies and procedures that are reasonably designed to prevent violation of the “federal securities laws” (as such term is defined in Rule 38a-1 under the 1940 Act) by the Funds and the Sub-Adviser (the policies and procedures referred to in this Section 9(b), along with the policies and procedures referred to in Section 9(a), are referred to herein as the Sub-Adviser’s “Compliance Program”).

10.           Confidentiality. Subject to the duty of the Adviser or Sub-Adviser to comply with applicable law and regulation, including any demand or request of any regulatory, governmental or tax authority having jurisdiction, the parties hereto shall treat as confidential all non-public information pertaining to the Funds and the actions of the Sub-Adviser and the Funds in respect thereof. It is understood that any information or recommendation supplied by the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Adviser, the Funds, the Board, or such persons as the Adviser may designate in connection with the Funds. It is also understood that any information supplied to the Sub-Adviser in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Sub-Adviser, its affiliates and agents in connection with its obligation to provide investment advice and other services to the Funds and to assist or enable the effective management of the Adviser’s and the Funds’ overall relationship with the Sub-Adviser and its affiliates. The parties acknowledge and agree that all nonpublic personal information with regard to shareholders in the Funds shall be deemed proprietary and confidential information of the Adviser, and that the Sub-Adviser shall use that information solely in the performance of its duties and obligations under this Agreement and shall take reasonable steps to safeguard the confidentiality of that information. Further, the Sub-Adviser shall maintain and enforce adequate security and oversight procedures with respect to all materials, records, documents and data relating to any of its responsibilities pursuant to this Agreement, including all means for the effecting of investment transactions.

Notwithstanding anything else to the contrary herein, and for the avoidance of doubt, the Sub-Adviser hereby is granted a perpetual, non-exclusive, royalty-free license to use (including, but not limited to, in marketing) the investment performance and track record of the assets in the Fund for which it provides the Services to the extent permissible by applicable law and regulation. In conjunction with such license, the Sub-Adviser shall be entitled to use the name of the Fund and the Trust. Further, for the avoidance of doubt, in conjunction with such license, the Sub-Adviser shall be entitled to retain and use records of each of its transactions and other records pertaining to the Assets and the Fund.

11.           Reporting of Compliance Matters.

(a)	The Sub-Adviser shall promptly provide to the Trust’s Chief Compliance Officer (“CCO”) the following:

(i)	a report of any material violations of the Sub-Adviser’s Compliance Program or any “material compliance matters” (as such term is defined in Rule 38a-1 under the 1940 Act) that have occurred with respect to the Sub-Adviser’s Compliance Program;

(ii)	on a quarterly basis, a report of any material changes to the policies and procedures that compose the Sub-Adviser’s Compliance Program;

(iii)	a copy of the Sub-Adviser’s chief compliance officer’s report (or similar document(s) which serve the same purpose) regarding his or her annual review of the Sub-Adviser’s Compliance Program, as required by Rule 206(4)-7 under the Advisers Act; and

(iv)	an annual (or more frequently as the Trust’s CCO may reasonably request) representation regarding the Sub-Adviser’s compliance with Section 7 and Section 9 of this Agreement.

(b)	The Sub-Adviser shall also provide the Trust’s CCO with reasonable access, during normal business hours, to the Sub-Adviser’s facilities for the purpose of conducting pre-arranged on-site compliance-related diligence meetings with personnel of the Sub-Adviser.

12.           Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

13.           Severability. Should any part of this Agreement be held invalid by a court decision, statute, regulation, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

14.           Notice. Any notice, advice, document, report or other client communication to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid or electronically addressed by the party giving notice to the other party at the last address furnished by the other party. By consenting to the electronic delivery of any notice, advice, document, report or other client communication in respect of this Agreement or as required pursuant to applicable law, the Adviser authorizes the Sub-Adviser to deliver all communications by email or other electronic means.

To the Adviser at:	LDR Capital Management, LLC 300 Park Avenue, Suite 501, New York, New York 10022

To the Trust at:	World Funds Trust 8730 Stony Point Parkway, Suite 205 Richmond, Virginia 23235

To the Sub-Adviser at:	American Assets Capital Advisers, LLC 3430 Carmel Mountain Road, Suite 150 San Diego, California 92121

15.          Non-Hire/Non-Solicitation. The parties to this Agreement hereby agree that, during the term of this Agreement, neither party shall, for any reason, directly or indirectly, on its own behalf or on behalf of others, knowingly hire any person employed by the other party (a “Restricted Person”), whether or not such Restricted Person is a full-time employee or whether or not any Restricted Person’s employment is pursuant to a written agreement or is at-will. The parties to this Agreement further agree that, to the extent that one such party breaches the covenant described in this paragraph, the other party shall be entitled to pursue all appropriate remedies in law or equity.

16.           Amendment of Agreement. This Agreement may be amended only by written agreement of the Adviser, the Sub-Adviser and the Trust, and only in accordance with the provisions of the 1940 Act and the rules and regulations promulgated thereunder, including any exemptive relief related thereto.

17.           Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to this Agreement’s subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

18.           Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act will be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein will have the meanings assigned to them by Section 2(a) of the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision will be deemed to incorporate the effect of such rule, regulation or order.

19.           Headings. The headings in the sections of this Agreement are inserted for convenience of reference only and will not constitute a part hereof.

In the event the terms of this Agreement are applicable to more than one Fund of the Trust as specified in Schedule A attached hereto, the Adviser is entering into this Agreement with the Sub-Adviser on behalf of the respective Funds severally and not jointly, with the express intention that the provisions contained in each numbered paragraph hereof shall be understood as applying separately with respect to each Fund as if contained in separate agreements between the Adviser and Sub-Adviser for each such Fund. In the event that this Agreement is made applicable to any additional Funds by way of a Schedule executed subsequent to the date first indicated above, provisions of such Schedule shall be deemed to be incorporated into this Agreement as it relates to such Fund so that, for example, the execution date for purposes of Section 8 of this Agreement with respect to such Fund shall be the execution date of the relevant Schedule.

20.           Miscellaneous.

(a)	A copy of the Certificate of Trust is on file with the Secretary of State of Delaware, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Fund or the Trust.

(b)	Where the effect of a requirement of the 1940 Act or Advisers Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

LDR Capital Management, LLC

By:

Name:	James W. Ancey

Title:	Principal, COO

American Assets Capital Advisers, LLC

By:

Name:	Burland B. East III

Title:	CEO

On Behalf of the World Funds Trust

By:

Name:	David A. Bogaert

Title:	President

SCHEDULE A-1

to the

INVESTMENT SUB-ADVISORY AGREEMENT

LDR Capital Management, LLC

and

American Assets Advisers Capital Advisers, LLC

and

WORLD FUNDS TRUST

The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser’s services rendered, a fee, computed daily at an annual rate based on the daily net assets of the respective Fund in accordance with the fee schedule set forth below. The fee schedule set forth below does not represent a breakpoint schedule. Rather, on a daily basis, the fee payable to the Sub-Adviser will be accrued at the rate as set forth in the table below that corresponds to the overall net assets of the Fund on that day. For the sake of clarity, if on a given day, the Fund’s net assets were in excess of $50 million, the Sub-Advisor’s fee for that day would be calculated by multiplying the net assets as of that day by an annualized rate of 0.50%.

Fund	Effective Date	Fund Net Assets	Annualized Rate
LDR Real Estate Value-Opportunity Fund	[TBD]	> $50MM	0.50%
		>$40MM - $50MM	0.45%
		>$30MM - $40MM	0.40%
		Up to $30MM	0.37%

LDR Capital Management, LLC

By:

Name:	James W. Ancey

Title:	Principal, COO

American Assets Capital Advisers, LLC

By:

Name:	Burland B. East III

Title:	CEO

On Behalf of the World Funds Trust

By:

Name:	David A. Bogaert

Title:	President

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

SHAREHOLDER REGISTRATION PRINTED HERE

PROXY CARD

PROXY VOTING OPTIONS

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at vote.proxyonline.com using your proxy control number found below

3. By PHONE when you dial toll-free xxx-xxx-xxxx to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free xxx-xxx-xxxx Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER SAMPLE BALLOT

LDR REAL ESTATE VALUE-OPPORTUNITY FUND

A SERIES OF WORLD FUNDS TRUST

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 10, 2025

The undersigned, revoking all Proxies heretofore given, hereby appoints Karen Shupe as Proxy of the undersigned, to vote on behalf of the undersigned all shares of the LDR Real Estate Value-Opportunity Fund (the “Fund”) that the undersigned is entitled to vote at the special meeting of shareholders (the “Special Meeting”), to be held at the offices of Commonwealth Fund Services, Inc., 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, on September 10, 2025 at 11:00 a.m. Eastern Time, and at any adjournments or postponements thereof, as fully as the undersigned would be entitled to vote if personally present.

Do you have questions? If you have any questions about how to vote your proxy or about the Special Meeting in general, please call toll-free xxx-xxx-xxxx. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 10, 2025. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/wft/docs/ldrrealestate.pdf

LDR REAL ESTATE VALUE-OPPORTUNITY FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt of this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Board of Trustees of World Funds Trust, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holder’s best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF WORLD FUNDS TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:  ●

PROPOSALS:		FOR	AGAINST	ABSTAIN
1.	To approve a new investment sub-advisory agreement between LDR Capital Management, LLC (the “Adviser”) and American Assets Capital Advisers, LLC (“Sub-Adviser”) for the Sub-Adviser to serve as sub-adviser of the Fund (the “Sub-Advisory Agreement”).	○	○	○

2.	To approve the use of a “manager of managers” structure whereby the Adviser, with the approval of the Board of Trustees (the “Board”) of the Trust, would be able to hire and replace and materially amend agreements with unaffiliated sub-advisers without shareholder approval.	○	○	○

3.	To transact any other business, not currently contemplated, that may properly come before the meeting in the discretion of the proxies and their substitutes.	○	○	○

THANK YOU FOR VOTING.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]